UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2022

TIPTREE INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-33549	38-3754322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue	13th Floor	New York	NY	10171
(Address of Principal Executive Offices)				(Zip Code)

(212) 446-1400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TIPT	NASDAQ	Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

    On March 9, 2022, Tiptree Inc. (the “Company” or “Tiptree”) issued a press release announcing its results of operations for the year ended December 31, 2021. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

    Included in the press release furnished as Exhibit 99.1 was an announcement that the board of directors of the Company has declared a cash dividend of $0.04 per share to Tiptree’s stockholders, with a record date of March 21, 2022 and a payment date of March 28, 2022.

    On March 9, 2022, the Company posted an investor presentation dated March 2022 on the Investor Resources section of www.tiptreeinc.com. The investor presentation is furnished as Exhibit 99.2 to this Form 8-K and incorporated herein by reference. Tiptree’s website is not intended to function as a hyperlink, and the information contained on such website is not a part of this Form 8-K.

    The information in Items 2.02 and 7.01 of this Current Report on Form 8-K, including the information contained in Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. Furthermore, the information in Items 2.02 and 7.01 of this Current Report on Form 8-K, including the information contained in Exhibits 99.1 and 99.2, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) List of Exhibits:

99.1	Tiptree Inc. press release, dated March 9, 2022
99.2	Tiptree Inc. Investor Presentation - March 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIPTREE INC.

Date:	March 9, 2022	By:	/s/ Jonathan Ilany
Name: Jonathan Ilany
Title: Chief Executive Officer